                                                                    Exhibit 10.8


[COMERICA LOGO]

                                                  VARIABLE RATE-INSTALLMENT NOTE

AMOUNT         NOTE DATE           MATURITY DATE       TAX IDENTIFICATION #
  $337,237.18    MARCH 31, 1998      MARCH 31, 2001      77-0373344

For Value Received, the undersigned promise(s) to pay to the order of COMERICA BANK-CALIFORNIA ("BANK"), at any office of the Bank in the State of California, THREE HUNDRED THIRTY-SEVEN THOUSAND TWO HUNDRED THIRTY-SEVEN AND 18/100 Dollars (U.S.) in installments of $9,367.70 each [ ] INCLUSIVE OF [X] PLUS interest on the unpaid balance from the date of this Note at a per annum rate equal to the Bank's base rate from time to time in effect PLUS 0.500% per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year if this Note evidences a business or commercial loan or a 365 day year if a consumer loan. The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Installments of principal and accrued interest due under this Note shall be payable on the 30TH day of each MONTH, commencing APRIL 30, 1998, and the entire remaining unpaid balance of principal and accrued interest shall be payable on the Maturity Date set forth above. If the frequency of principal and interest installments is not otherwise specified, installments of principal and interest due under this Note shall be payable monthly on the first day of each month.

In the event the periodic installments set forth above are inclusive of interest, these installments are calculated at an assumed fixed interest rate and an assumed amortization term. The amortization term ends on ______________ (if left blank, the amortization terms ends on the Maturity Date). In the event this Note evidences a business or commercial loan and the Bank's base rate changes, the Bank, at its sole option, may from time to time recalculate the periodic installment amount so that the remaining periodic installments will fully amortize the remaining loan balance within the remaining amortization term in equal installments at the interest rate then being charged under this Note. THE UNDERSIGNED AGREE(S) TO PAY THE PERIODIC INSTALLMENTS AS THEY MAY BE RECALCULATED BY THE BANK, AT THE BANK'S SOLE OPTION, FROM TIME TO TIME AND ACKNOWLEDGE(S) THAT A RECALCULATION SHALL NOT AFFECT THE MATURITY DATE OR THE OTHER TERMS AND PROVISIONS OF THIS NOTE. If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the indebtedness ("guarantor") (a) fail(s) to pay this Note or any of the indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or
(d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the indebtedness; or
(f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contact or other instrument, or
(b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-805 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

CA 00181 (12-94)

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USURY CEILING.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

1) THIS NOTE IS CROSS DEFAULTED AND CROSS COLLATERALIZED TO ALL PRESENT AND FUTURE INDEBTEDNESS OF CALICO TECHNOLOGY, INC.

2) THIS NOTE IS SUBJECT TO THE TERMS OF A LOAN & SECURITY AGREEMENT DATED 3/10/97 AND ANY AND ALL INITIAL HERE ______ SUBSEQUENT MODIFICATION(S) THEREOF


                      FOR CORPORATIONS, PARTNERSHIPS, TRUST, OR ESTATE

CALICO TECHNOLOGY, INC.               By: [Signature Illegible]           Its: [Signature Illegible]
---------------------------------         ----------------------------         -----------------------
OBLIGOR NAME TYPED/PRINTED            SIGNATURE OF                        TITLE

4 NORTH SECOND STREET, SUITE 1350     By:                                 Its:
---------------------------------         ----------------------------         -----------------------
STREET ADDRESS                        SIGNATURE OF                        TITLE

SAN JOSE                              By:                                 Its:
---------------------------------         ----------------------------         -----------------------
CITY                                  SIGNATURE OF                        TITLE

CA                   95113            By:                                 Its:
---------------------------------         ----------------------------         -----------------------
STATE               ZIP CODE          SIGNATURE OF                        TITLE


                                      FOR INDIVIDUALS OR SOLE
                                      PROPRIETORSHIPS NAME(S) OF
                                      OBLIGOR(S) (TYPE OR PRINT):         SIGNATURE(S) OF OBLIGOR(S):

                                      --------------------------------    ----------------------------

---------------------------------     --------------------------------    ----------------------------
STREET ADDRESS

---------------------------------     --------------------------------    ----------------------------
CITY

---------------------------------     --------------------------------    ----------------------------
STATE               ZIP CODE



                                       FOR BANK USE ONLY                     CCAR #
------------------------------------------------------------------------------------------------------
LOAN OFFICER INITIALS     LOAN GROUP NAME        OBLIGOR(S) NAME

  MARY BETH SUHR            HIGH TECHNOLOGY        CALICO TECHNOLOGY, INC.
------------------------------------------------------------------------------------------------------
LOAN OFFICER I.D. NO.     LOAN GROUP NO.         OBLIGOR #                   NOTE #     AMOUNT

  48703                      95820                                                      $337,237.18
------------------------------------------------------------------------------------------------------

                         VARIABLE RATE-INSTALLMENT NOTE

--------------------------------------------------------------------------------
AMOUNT            NOTE DATE            MATURITY DATE        TAX IDENTIFICATION #

$162,762.82       April 23, 1998       May 31, 2001         77-0373344
--------------------------------------------------------------------------------

For Value Received, the undersigned promise(s) to pay to the order of Comerica Bank- California ("Bank"), at any office of the Bank in the State of California One Hundred Sixty Two Thousand Seven Hundred Sixty Two and 82/100 Dollars (U.S.) in installments of $5,235.10 each inclusive of interest on the unpaid balance from the date of this Note at a per annum rate equal to the Bank's base rate from time to time in effect plus 0.500% per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in not event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year if this Note evidences a business or commercial loan or a 365 day year if a consumer loan. The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Installments of principal and accrued interest due under this Note shall be payable on the 30th day of each month, commencing *June 30, 1998, and the entire remaining unpaid balance of principal and accrued interest shall be payable on the Maturity Date set forth above. If the frequency of principal and interest installments is not otherwise specified, installments of principal and interest due under this Note shall be payable monthly on the first day of each month.

* ONE MONTH INTEREST ONLY PAYMENT SHALL BE DUE ON MAY 31, 1999

In the event the periodic installments set forth above are inclusive of interest, these installments are calculated at an assumed fixed interest rate and an assumed amortization term. The amortization term ends on May 31, 2001 (if left blank, the amortization terms ends on the Maturity Date). In the event this Note evidences a business or commercial loan and the Bank's base rate changes, the Bank, at its sole option, may from time to time recalculate the periodic installment amount so that the remaining period installments will fully amortize the remaining loan balance within the remaining amortization term in equal installments at the interest rate then being charged under this Note. THE UNDERSIGNED AGREE(S) TO PAY THE PERIODIC INSTALLMENTS AS THEY MAY BE RECALCULATED BY THE BANK, AT THE BANK'S SOLE OPTION, FROM TIME TO TIME AND ACKNOWLEDGE(S) THAT A RECALCULATION SHALL NOT AFFECT THE MATURITY DATE OR THE OTHER TERMS AND PROVISIONS OF THIS NOTE. If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling ???. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by the Bank within ??? calendar days after the installment due date, but acceptance of payment of this charge shall not waive any default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with ??? Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the indebtedness ("guarantor") (a) fail(s) to pay this Note or any of the indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the indebtedness; or (f) if these is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the indebtedness to be immediately due and payable (notwithstanding any provisions ???sined in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the indebtedness any ???unts owning by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, ??? the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This ???, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payment under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successor and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge

CA 00181 (9/95)
available under Section ?-608 of the California Uniform Commercial Code waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or to the undersigned to the Bank's parent affiliates, subsidiaries and service providers.

The undesigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, endorser and other party signing this Note in an similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usury ceiling.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

This note is cross defaulted and cross collateralized to all present and future indebtedness of Calico Technology, Inc. This note is subject to the terms of a Loan and Security Agreement dated 3/10/97 and Letter Agreement dated 5/13/98, and any and all subsequent modification(s) thereof.

Calico Technology, Inc.

By: /s/ JOSEPH MAR                    Its: VP & CFO
   -------------------------------------------------------------------
   SIGNATURE OF                            TITLE

By:                                   Its:
   -------------------------------------------------------------------
   SIGNATURE OF                            TITLE

By:                                   Its:
   -------------------------------------------------------------------
   SIGNATURE OF                            TITLE

By:                                   Its:
   -------------------------------------------------------------------
   SIGNATURE OF                            TITLE






4 North Second Street, Ste. 135      San Jose       CA        USA       95113
--------------------------------------------------------------------------------
STREET ADDRESS                      CITY           STATE     COUNTRY   ZIP CODE
--------------------------------------------------------------------------------
                FOR BANK USE ONLY                      CCAR #
--------------------------------------------------------------------------------
Loan Officer Initials    Loan Group Name     Obligor(s) Name

MBS                      High Technology     Calico Technology, Inc.
--------------------------------------------------------------------------------
Loan Officer I.D. No.    Loan Group No.     Obligor #     Note #    Amount

48703                    95820              1185673086              $162,762.82
--------------------------------------------------------------------------------

CA 00161 (9/95)

                       VARIABLE RATE-SINGLE PAYMENT NOTE


--------------------------------------------------------------------------------
AMOUNT         NOTE DATE           MATURITY DATE          TAX IDENTIFICATION #
$250,000.00    April 23, 1998      January 20, 1999       77-0373344
--------------------------------------------------------------------------------


On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-California ("Bank"), at any office of the Bank in the State of California, Two Hundred Fifty Thousand and no/100 Dollars (U.S.) with interest from the date of this Note at a per annum rate equal to the Bank's base rate from time to time in effect plus 0.500% per annum until maturity, whether by acceleration or otherwise or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year if this Note evidences a business or commercial loan or a 365-day year if a consumer loan. Accrued interest on this Note shall be payable on either (i) [ ] the Maturity Date or (ii) [X] the 20th day of each MONTH commencing May 20, 1998, until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the indebtedness ("guarantor") (i) fail(s) to pay any of the indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies or becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ or attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the collateral, set off against the indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or
(c) if there is any disposition (through one of more transactions) of legal beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not the suit is instituted and, if suit in instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usury ceiling.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

This note is cross defaulted and cross collateralized to all present and future indebtedness of Calico Technology, Inc. This note is subject to the terms of a Loan and Security Agreement dated 3/10/97 and Letter Agreement dated 5/13/98, and any and all subsequent modification(s) thereof.

Calico Technology, Inc.

[SIGNATURE ILLEGIBLE]
By:                                Its:  VP & CFO
-------------------------------------------------------------
SIGNATURE OF                       TITLE

By:                                Its:
-------------------------------------------------------------
SIGNATURE OF                       TITLE

By:                                Its:
-------------------------------------------------------------
SIGNATURE OF                       TITLE

By:                                Its:
-------------------------------------------------------------
SIGNATURE OF                       TITLE






North Second Street, Ste. 135      San Jose       CA        USA       95113
--------------------------------------------------------------------------------
STREET ADDRESS                     CITY           STATE     COUNTRY   ZIP CODE
--------------------------------------------------------------------------------
                FOR BANK USE ONLY                      CCAR #
--------------------------------------------------------------------------------
Loan Officer Initials    Loan Group Name     Obligor(s) Name

[ILLEGIBLE]              High Technology     Calico Technology, Inc.
--------------------------------------------------------------------------------
Loan Officer I.D. No.    Loan Group No.     Obligor #     Note #    Amount

48703                    95820              1185673086              $250,000.00
--------------------------------------------------------------------------------

                         VARIABLE RATE-INSTALLMENT NOTE

-------------------------------------------------------------------------------
AMOUNT           NOTE DATE             MATURITY DATE       TAX IDENTIFICATION #
$14,897.21       April 23, 1998        January 20, 2002    77-0373344
-------------------------------------------------------------------------------

For Value Received, the undersigned promise(s) to pay to the order of Comerica Bank-California ("Bank"), at any office of the Bank in the State of California Fourteen Thousand Eight Hundred Ninety Seven and 21/100 Dollars (U.S.) in installments of $506.40 each inclusive of interest on the unpaid balance from the date of this Note at a per annum rate equal to the Bank's base rate from time to time in effect plus 0.500% per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year if this Note evidences a business or commercial loan or a 365 day year if a consumer loan. The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Installments of principal and accrued interest due under this Note shall be payable on the 20th day of each month, commencing* February 20, 1999, and the entire remaining unpaid balance of principal and accrued interest shall be payable on the Maturity Date set forth above. If the frequency of principal and interest installments is not otherwise specified, installments of principal and interest due under this Note shall be payable monthly on the first day of each month.

*Nine Monthly Interest Only Payments shall commence on May 20, 1998.

In the event the periodic installments set forth above are inclusive of interest, these installments are calculated at an assumed fixed interest rate and an assumed amortization term. The amortization term ends on January 20, 2002 (If left blank, the amortization terms ends on the Maturity Date). In the event this Note evidences a business or commercial loan and the Bank's base rate changes, the Bank, at its sole option, may from time to time recalculate the periodic installment amount so that the remaining periodic installments will fully amortize the remaining loan balance within the remaining amortization term in equal installments at the interest rate then being charged under this Note. THE UNDERSIGNED AGREE(S) TO PAY THE PERIODIC INSTALLMENTS AS THEY MAY BE RECALCULATED BY THE BANK, AT THE BANK'S SOLE OPTION, FROM TIME TO TIME AND ACKNOWLEDGE(S) THAT A RECALCULATION SHALL NOT AFFECT THE MATURITY DATE OR THE OTHER TERMS AND PROVISIONS OF THIS NOTE. If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any default under this Note.

????? Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness)" are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with ???? Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fails(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or
(d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or
(f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its Indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the ???ant indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (??? any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, ??? the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This ???, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or
(b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usury ceiling.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

Calico Technology, Inc.

By:    [Signature Illegible]           Its: VP & CFO
   ---------------------------------        -----------------------------------
   SIGNATURE OF                             TITLE

By:                                     Its:
   ---------------------------------        -----------------------------------
   SIGNATURE OF                             TITLE

By:                                     Its:
   ---------------------------------        -----------------------------------
   SIGNATURE OF                             TITLE


4 North Second Street, Ste. 135         San Jose       CA       USA       95113
-------------------------------------------------------------------------------
STREET ADDRESS                           CITY         STATE   COUNTRY   ZIP CODE

================================================================================
             FOR BANK USE ONLY                     CCAR#
--------------------------------------------------------------------------------
Loan Officer Initials   Loan Group Name     Obligor(s) name

MBS                     High Technology     Calico Technology, Inc.
--------------------------------------------------------------------------------
Loan Officer I.D. No.   Loan Group No.      Obligor #     Note #      Amount

48703                   95820               1185673086                $14,897.21
================================================================================